UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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WOLVERINE EXPLORATION INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WOLVERINE EXPLORATION INC.
4055 McLean Road
Quesnel, British Columbia V2J 6V5

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 13, 2013 at 2:00 p.m. (Pacific Time)

NOTICE IS HEREBY GIVEN that Wolverine Exploration Inc., a Nevada corporation, will hold an annual and special meeting of stockholders on Friday, September 13, 2013 at 2:00 p.m. (local time) at 400 - 570 Granville Street, Vancouver, British Columbia V6C 3P1 (the "Meeting"). The Meeting is being held for the following purposes:

1.	to elect Lee Costerd and Luke Rich to serve as directors of our company;

2.	to ratify the appointment of Saturna Group Chartered Accountants LLP as our independent public accounting firm for the year ending May 31, 2014;

3.

to approve an amendment to our Articles of Incorporation to increase the authorized number of shares of our common stock from 200,000,000 shares of common stock, par value $0.001 to 500,000,000 shares of common stock, par value of $0.001 per share (the "Amendment"); and

5.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote "for" each of the nominees and vote "for" each proposal.

Our board has fixed the close of business on July 22, 2013 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to one vote per share of common stock held on each matter properly brought before the Meeting.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated: June 28, 2013.

By Order of the Board of Directors,

/s/ Lee Costerd
Lee Costerd
President and Director

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on September 13, 2013—the proxy statement and the annual report are available at http://www.wolverineexplorationinc.com/index.cfm?page=investors.

WOLVERINE EXPLORATION INC.
4055 McLean Road
Quesnel, British Columbia V2J 6V5

Proxy Statement for the Annual and Special Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual and Special Meeting of Stockholders (the "Meeting") to be held on September 13, 2013 at 2:00 p.m. (local time) at 400 - 570 Granville Street, Vancouver, British Columbia, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual and Special Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about July 31, 2013 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to "we", "us" "our" and "Wolverine" refer to Wolverine Exploration Inc.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the "Common Stock") as of the close of business on July 22, 2013 (the "Record Date"). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of July 22, 2013, the record date, there were 186,583,333 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, a quorum is five percent (5%) of the issued and outstanding entitled to vote, represented in person or by proxy.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 through 3 and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Empire Stock Transfer, 1859 Whitney Mesa Dr., Henderson, NV 89014, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on July 22, 2013 record date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies.

YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $8,000.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, since May 31, 2012, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our corporation;

2.	any proposed nominee for election as a director of our corporation; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Stockholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendments to our authorized capital or to the Sale, as more particularly described herein.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of July 22, 2013, we had a total of 186,583,333 shares of common stock ($0.001 par value per share) issued and outstanding.

The following table sets forth, as of July 22, 2013, certain information with respect to the beneficial ownership of our common and preferred stock by each stockholder known by us to be the beneficial owner of more than 5% of our common and preferred stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock and preferred stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common and preferred stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1) (2)
Lee Costerd 4055 McLean Road Quesnel, British Columbia	4,271,190	2.29%
Luke Rich PO Box 65 Natuashish, NL A0P 1A0	625,140	0.34%
Directors and Executive Officers as a Group	4,896,330	2.63%

(1) Based on 186,583,333 shares of common stock issued and outstanding as of July 22, 2013. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

EXECUTIVE COMPENSATION

The particulars of the compensation paid to the following persons:

  our principal executive officer;

  each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended May 31, 2012 and 2011; and

  up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended May 31, 2012 and 2011, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensa- tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($)	Total ($)
Lee Costerd(1) Chief Executive Officer and Chief Financial Officer	2012 2011	36,023 32,930	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	36,023 32,930

Other than as set out below, there are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors.

Stock Option Grants to our Named Executive Officers

During the period from inception (February 23, 2006) to May 31, 2012, we granted 550,000 stock options with an exercise price of $0.14 per share and an expiry date of May 28, 2015 to our executive officer. On September 9, 2011 the exercise price of the stock options was amended to $0.05 per share.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards granted to any named executive officer as of May 31, 2012 or 2011.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Values

There were no options exercised, by any named executive officers during the years ended May 31, 2012 or 2011.

Compensation of Directors

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The persons named as proxy holders in the enclosed proxy have been selected by the Board of Directors to serve as proxy and will vote the shares represented by valid proxies at the Meeting and any adjournments thereof. It is indicated that, unless otherwise specified in the proxy, they intend to vote for the election as director each of the persons named as a nominee listed below under "Nominees for Director" unless authority to vote in the election of directors is withheld on each proxy. Each nominee is currently a member of the Board of Directors. Each duly elected director will hold office until the next Annual Meeting of Stockholders or until their successor shall have been elected and qualified. Although the Board of Directors of our company does not contemplate that a nominee will be unable to serve, if such situation arises prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors.

Our bylaws provide for our board of directors to consist of at least one director. Each director is elected by a plurality of votes at each annual meeting. We currently operate with a board of directors consisting of two directors.

The nominees for election at the Meeting to fill the positions on our board of directors are Lee Costerd and Luke Rich.

Our board of directors unanimously recommends a vote "FOR" the nominees: Lee Costerd and Luke Rich. The election of director will require the approval of stockholders holding at least a majority of shares of our common stock entitled to vote at the Meeting.

For further information, please refer to the heading below "Nominees for Director".

Nominees for Director

The Board of Directors unanimously recommends a vote FOR the election of the nominees listed below.

For each of our company’s directors, the following table sets forth their names, ages, principal occupations, other directorships of public companies held by them and length of continuous service as a director:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Lee Costerd	President, Chief Executive Officer, Chief Financial Officer & Director	60	February 23, 2006
Luke Rich	Vice President, Exploration and Business Development and Director	48	June 14, 2010

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our company, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Lee Costerd, President, Chief Executive Officer, Chief Financial Officer and Director

Mr. Costerd was appointed a director and officer on February 23, 2006.

Mr. Costerd has acted as a director and officer since our inception on February 23, 2006. Mr. Costerd has been involved in the mining industry for the past 20 years. Mr. Costerd was the mine manager for a placer mining operation in British Columbia and a supervisor at a hard rock mining operation also in British Columbia.

Luke Rich, Vice President, Exploration and Business Development and Director

Mr. Rich was appointed a director and as Vice President, Exploration and Business Development on June 14, 2010. Mr. Rich is a member of the Innu Nation and Mushuau Innu First Nations and is a former VP of the Innu Nation. Prior to joining Wolverine, Mr. Rich was also Co-CEO of the Innu Development Limited Partnership (“IDLP”) from October 2007 to April 2010. IDLP participated in the construction of the mine and mill for the Voisey Bay Nickel Project. Mr. Rich is also a board member of various IDLP owned companies including Innu Mikun Airlines, Innu Keiwit Constructor LP and the Innu/SNC Lavalin Partnership.

Information About the Board of Directors

Board and Committee Meetings

Our board of directors held formal meetings during the year ended May 31, 2012 and all other proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Corporate Law and our By-laws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Audit Committee

We do not have an Audit Committee, our entire board of directors performs the functions of an Audit Committee. The current size of our board of directors does not facilitate the establishment of a separate committee.

Nominating Committee

We do not have a Nominating Committee, our entire board of director performs the functions of a Nominating Committee and oversees the process by which individuals may be nominated to our board of directors.

The current size of our board of directors does not facilitate the establishment of a separate committee. We hope to establish a separate Nominating Committee consisting of independent directors, if the number of our directors is expanded.

Compensation Committee

We do not have a compensation committee.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

1.	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2.

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

3.

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

4.

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

We adopted a Code of Ethics applicable to all of our directors, officers, employees and consultants, which is a "code of ethics" as defined by applicable rules of the SEC. Our Code of Ethics is attached as an exhibit to our registration statement on Form S-1 filed on July 15, 2008. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our chief executive officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

We will provide a copy of the Code of Ethics to any person without charge, upon request. Requests can be sent to: Wolverine Exploration Inc., 4055 McLean Road, Quesnel, British Columbia V2J 6V5.

Audit Committee and Audit Committee Financial Expert

Our board of directors has determined that it does not have a director who qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K, and is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on the reports received by our company and on written representations from certain reporting persons, we believe that the directors, executive officers and persons who beneficially own more than 10% of our company’s common stock during the fiscal year ended May 31, 2012 have been in compliance with Section 16(a).

Transactions with Related Director Independence

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the year ended May 31, 2012, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year end for the last three completed fiscal years.

Director Independence

We currently act with two directors, consisting of Lee Costerd and Luke Rich. We have determined that we do not have a director who is an "independent director" as defined in NASDAQ Marketplace Rule 4200(a)(15).

We do not have a standing audit, compensation or nominating committee, but our entire board of directors acts in such capacities. We believe that our members of our board of directors are capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have an audit committee because we believe that the functions of an audit committee can be adequately performed by the board of directors. In addition, we believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development.

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITOR

Stockholder ratification of the appointment of Saturna Group, Chartered Accountants LLP as our independent auditor is not required by our bylaws or otherwise. However, our board of directors is submitting the selection of Saturna Group, Chartered Accountants LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, our board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our board of directors determines that such a change would be in the best interests of our company and its stockholders.

Our board of directors has considered and determined that the services provided by Saturna Group, Chartered Accountants LLP are compatible with maintaining the principal accountant’s independence.

Representatives of Saturna Group, Chartered Accountants LLP are not expected to be present at the Meeting.

Our board of directors unanimously recommends a vote "FOR" the ratification of the appointment of Saturna Group, Chartered Accountants LLP as our independent auditors for the ensuing fiscal year.

The following table sets forth the fees billed to the company for professional services rendered by the company's independent registered public accounting firm, for the years ended May 31, 2012 and 2011:

Services	2012	2011
	CDN$	CDN$

Audit fees	13,300	13,400
Tax fees	1,000	Nil
Audit related fees	Nil	Nil
All other fees	Nil	Nil

Total fees	14,300	13,400

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim consolidated financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Tax Fees. Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

We do not use Saturna Group, Chartered Accountants LLP, for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Saturna Group, Chartered Accountants LLP to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Saturna Group, Chartered Accountants LLP is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee (the functions of which are performed by our entire board of directors); or

  entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors' responsibilities to management.

Our entire board of directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by our directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by Saturna Group, Chartered Accountants LLP and believe that the provision of services for activities unrelated to the audit is compatible with maintaining Saturna Group, Chartered Accountants LLP’s independence.

PROPOSAL NO. 3 - AMENDMENT TO OUR
CORPORATION'S ARTICLES – COMMON STOCK

Our Articles of Incorporation (the "Articles") currently authorize the issuance of 200,000,000 shares of common stock, $0.001 par value. On June 11, 2013 our Board of Directors approved, subject to receiving the approval of a majority of the stockholders of our common stock, an amendment to our Articles to increase our authorized shares of common stock to 500,000,000 shares, par value $0.001 per share:

Proposal No. 3 is solely to approve the Amendment to our Articles of Incorporation to increase our authorized common stock to 500,000,000, par value $0.001.

The general purpose and effect of the amendment to our corporation's Articles is to increase our authorized share capital, which will enhance our company’s ability to finance the development and operation of our business.

Our board of directors approved the amendment to our corporation's Articles to increase our authorized share capital so that such shares will be available for issuance for general corporate purposes, including financing activities, without the requirement of further action by our stockholders. Potential uses of the additional authorized shares may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking stockholder approval. Our company is at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our stockholders. We do not currently have any agreements for any transaction that would require the issuance of additional shares of common stock. Our common shares carry no pre-emptive rights to purchase additional shares. The adoption of the amendment to our Articles of Incorporation will not of itself cause any changes in our capital accounts.

The amendment to our corporation's Articles to increase our authorized share capital will not have any immediate effect on the rights of existing stockholders. However, our board of directors will have the authority to issue authorized common stock without requiring future stockholders approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized common shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of our common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by the stockholders. Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favoured by a majority of independent stockholders.

Stockholders should note that our company does not have any current plans, intentions, agreements or understandings to issue any of our common stock, that will result if Proposal No. 3 is approved.

Dissenters’ Rights of Appraisal

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to the Amendments and we will not independently provide our stockholders with any such right.

Voting Procedure

The Amendments to our Articles will require the approval of stockholders holding at least a majority of shares of our common stock entitled to be voted at the Meeting.

If Proposal No. 3 is accepted by the stockholders, the Articles of our company will be amended in substantially the same form as attached Schedule "A", with changes as may be required by the Nevada Secretary of States.

"HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/ Lee Costerd
Lee Costerd
Director

PROXY CARD

ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF
WOLVERINE EXPLORATION INC.
(the "Company")

TO BE HELD AT 400 - 570 GRANVILLE STREET, VANCOUVER, BRITISH COLUMBIA
ON FRIDAY, SEPTEMBER 13, 2013 at 2:00 p.m. (local time)
(the "Meeting")

The undersigned stockholder ("Registered Stockholder") of the Company hereby appoints, Lee Costerd, an officer of the Company, or failing this person, Luke Rich, an officer of the Company, or in the place of the foregoing, [print name] as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

[ ] Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 2:00 p.m., September 11, 2013 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

In their discretion, the Proxies are authorized to vote upon such other business as may proper

PROPOSAL 1: Election of Directors:
a) Lee Costerd	FOR	[ ]	WITHHELD	[ ]
b) Luke Rich	FOR	[ ]	WITHHELD	[ ]

PROPOSAL 2: To ratify the appointment of Saturna Group Chartered Accountants LLP as the Company’s independent public accounting firm for the fiscal year ending May 31, 2014	FOR	[ ]	AGAINST	[ ]

PROPOSAL 3: Amendment to Articles – increase in authorized share capital	FOR	[ ]	AGAINST	[ ]

ly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Stockholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated: ______________________________	Signature: _________________________________________

Please sign exactly as name appears below. When shares are held jointly, both Registered Stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:

Please Print Name:

Date:

Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.          This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.          If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

3.          A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.          A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)          appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b)          appoint another proxyholder.

5.          The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of Empire Stock Transfer., by mail in the enclosed business reply envelope, at any time up to and including 2:00 p.m. (Pacific time) on September 11, 2013, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

SCHEDULE A